Exhibit 10.71

                                             FLEMING BOARD MEMBER


                         EMAR.NET, INC.

                 NOTICE OF GRANT OF STOCK OPTION

          Notice is hereby given of the following option grant
(the "Option") to purchase shares of the Common Stock of eMAR.net, Inc. (the "Corporation"):

     Optionee:

     Grant Date:    January 18, 2000

     Vesting Commencement Date:   January 18, 2000

     Exercise Price:    $0.20 per share

     Number of Option Shares:   4,000 shares of Common Stock

     Expiration Date:    January 17, 2010

     Type of           Incentive Stock Option
     Option:
                  X    Non-Statutory Stock Option

     Date Exercisable:  Immediately Exercisable

     Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the eMAR.net, Inc. 2000 Stock Option/Stock Issuance Plan (the
"Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option
Agreement attached hereto as Exhibit A.

          Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

          REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

          At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          No Impairment of Rights. Nothing in this Notice or the attached Stock Option Agreement or Plan shall interfere with or otherwise impair the rights of Fleming and the Fleming stockholders to terminate Optionee's service as a Fleming Board
Member at any time in accordance with the provisions of applicable law.

          Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:  JANUARY 18, 2000


                              EMAR.NET, INC.

                              By:
                                       John M. Thompson

                              Title:   Vice President - Chief
                                       Financial Officer and
                                       Treasurer


                              OPTIONEE



                              Address:

Attachments:
Exhibit A - Stock Option Agreement
Exhibit B - Stock Purchase Agreement
Exhibit C - 2000 Stock Option/Stock Issuance Plan

                            EXHIBIT A

                                FLEMING NON-EMPLOYEE BOARD MEMBER


                         EMAR.NET, INC.

                     STOCK OPTION AGREEMENT
RECITALS

     A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

     B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   Grant of Option.  The Corporation hereby grants to
Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3.   Limited Transferability.

               (a) Except as otherwise provided in Paragraph 3(b), this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

               (b) This option may be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's family or to a trust established for the exclusive benefit of one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

          5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months
(commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of
(i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Disability while holding this option, then Optionee shall have a period of twelve
(12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) During the limited period of post-Service exercis-ability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee's cessation of Service, vested pursuant to the Vesting
Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration
Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more
Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

               (e) Should Optionee's Service be terminated for Miscon-duct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

          6. Parent Level Change in Control. Should a Parent-Level Change in Control occur at a time when the Optionee is a Fleming Board Member, then the Option Shares at the time subject to this option shall automatically vest in full so that this option shall, immediately prior to the effective date of such Parent-
Level Change in Control, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all
of those Option Shares as vested shares.   The option shall
remain so exercisable until the expiration or sooner termination of the option term pursuant to the provisions of this Agreement.

          7.   Corporate Level Change in Control.

               (a) Should a Corporate-Level Change in Control occur at a time when the Optionee is a Fleming Board Member, then the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of such Corporate-
Level Change in Control, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares.

               (b) Immediately following the consummation of the Corpo-rate-Level Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate-
Level Change in Control transaction.

          8.   Additional Change in Control Provisions.

               (a) If this option is assumed in connection with a Corpo-rate-Level Change in Control, then this option shall be appropriately adjusted, immediately after such transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate-Level Change in Control, had the option been exercised immediately prior to such transaction. Appropriate adjustments shall also be made to the exercise price provided the aggregate exercise price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate-Level Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate-
Level Change in Control.

               (b) This Agreement shall not in any way affect the right of the Corporation or Fleming as the Corporation's Parent to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          9. Parent-Level Reduction in Ownership. Should a Parent-Level Reduction in Ownership occur at a time when the Optionee is a Fleming Board Member, then the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of such Parent-Level Reduction in Ownership, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The option shall remain so exercisable until the expiration or sooner termination of the option term pursuant to the provisions of this Agreement.

         10. Approved Termination Event. Should the Optionee's Service as a Fleming Board Member cease by reason of an Approved Termination Event, then fifty percent (50%) of any Option Shares which are not otherwise at that time vested in accordance with the provisions of this Agreement shall vest so that this option shall immediately become exercisable for that percentage portion of the Option Shares as fully-vested shares and may be exercised for any or all of those vested Option Shares, together with any other Option Shares which may have vested in accordance with the provisions of this Agreement. The option shall remain so exercisable until the expiration or sooner termination of the option term pursuant to the provisions of this Agreement.

          11. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          12. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

          13.  Manner of Exercising Option.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Pur-chase Agreement for the Option Shares for which the option is exercised.

                   (ii) Pay the aggregate Exercise Price for the pur-chased shares in cash or check made payable to the Corporation.

               Should the Common Stock be registered under
          Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                         (A)  in shares of Common Stock held by
          Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (B)  to the extent the option is
          exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate docu-mentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                    (v) Make appropriate arrangements with the Corpora-tion (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          14. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE
CORPORATION AND FLEMING AND ITS ASSIGNS TO REPURCHASE THOSE
SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE
AGREEMENT.

          15.  Compliance with Laws and Regulations.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common
Stock as to which such approval shall not have been obtained.
The Corporation, however, shall use its best efforts to obtain all such approvals.

          16. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          17. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          18. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          19. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas without resort to that State's conflict-of-laws rules.

          20. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

                            APPENDIX

          The following definitions shall be in effect under the
Agreement:

     A.   Agreement shall mean this Stock Option Agreement.

     B. Approved Termination Event shall mean the Optionee's voluntary resignation from the Fleming Board of Directors (i) on or after his or her attainment of age sixty-five (65) or (ii) in accordance with the governance policy in effect at the time for members of the Fleming Board of Directors.

     C.   Board shall mean the Corporation's Board of Directors.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E.   Common Stock shall mean the Corporation's common stock.

     F. Corporate-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of the Corporation:

               (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) a stockholder-approved sale, transfer or other dis-position of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

             (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

     G. Corporation shall mean eMAR.net, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of eMAR.net, Inc.
which shall be appropriate action assume this option.

     H. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

     I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

     K. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

     L. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair
     Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan
     Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     N. Fleming shall mean Fleming Companies, Inc., an Oklahoma corporation, which is currently the Parent of the Corporation.

     O. Fleming Board Member shall mean any individual who is at the time of determination serving as a member of the Fleming Board of Directors.

     P. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

     Q. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

     S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     U.   Option Shares shall mean the number of shares of Common
Stock subject to the option.

     V. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

     W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     X. Parent-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of the Fleming which is effected while, and only while, Fleming is the Parent of the Corporation:

               (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-
     3 promulgated under the 1933 Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of Fleming common stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding Fleming voting securities entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");
     provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which Fleming is a party (the "Rights
     Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights
     Agreement; and provided, further, however, that the following acquisitions shall not constitute a Parent-Level Change in
     Control: (i) any acquisition directly from Fleming, (ii) any acquisition by Fleming, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Fleming or any corporation controlled by Fleming, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y), and (z) of subsection (iii) of this definition; or

               (ii) a change in the composition of the Fleming Board of Directors such that the individuals who, as of the date of this Agreement, constitute the Fleming Board of Directors (the "Incumbent Board") cease for any reason to comprise at least a majority of the Fleming Board of Directors; provided, however, that any individual who becomes a member of the Fleming Board of Directors subsequent to the date of this Agreement and whose election, appointment or nomination for election by Fleming's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Fleming Board of Directors; or

               (iii) the approval by the Fleming shareholders of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own Fleming through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Incumbent Board, providing for such Business Combination; or

               (iv) the approval by the shareholders of Fleming of (x) a complete liquidation or dissolution of Fleming or, (y) the sale or other disposition of all or substantially all of the assets of Fleming, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding
     Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Fleming.

     Y. Parent-Level Reduction in Ownership shall mean any transaction, including (without limitation) any sale or other disposition by Fleming of its ownership interest in any outstanding voting securities of the Corporation or any direct issuance of voting securities by the Corporation, which effects a reduction to Fleming's combined direct and indirect (through one or more majority-owned subsidiaries) ownership of the Corporation's voting securities to an amount which represents less than fifty percent (50%) of the total combined voting power of all outstanding classes of stock of the Corporation.

     Z.   Plan shall mean the Corporation's 2000 Stock Option/Stock
Issuance Plan.

     AA. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

     BB. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

     CC. Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant. Service shall in all events include the Optionee's service as a Fleming Board Member.

     DD. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

     EE. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     FF. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                            EXHIBIT B


                         EMAR.NET, INC.

                    STOCK PURCHASE AGREEMENT

          AGREEMENT made as of this ____ day of February, 2000 by and between eMAR.net, Inc., a Delaware corporation, and ________________________________, a Participant in the
Corporation's 2000 Stock Option/Stock Issuance Plan.

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached
Appendix.

     A.   PURCHASE OF SHARES

          1. Purchase. Participant hereby purchases Four Thousand (4,000) shares of Common Stock (the "Purchased Shares") pursuant to that certain option granted Participant on January 18, 2000 to purchase up to Four Thousand (4,000) shares of Common Stock under the Plan at the purchase price of $0.20 per share (the "Purchase Price").

          2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or cash equivalent and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

          3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right,
Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

     B.   SECURITIES LAW COMPLIANCE

          1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon one of the following exemptions from such registration requirements: (i) SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan, (ii) SEC Rule
504 for limited offering of One Million Dollars ($1,000,000) or less or (iii) the private placement exemption provided under
Section 4(2) of the 1933 Act. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Purchased
Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          2. Disposition of Purchased Shares. Participant shall make no disposition of the Purchased Shares (other than a Permitted
Transfer) unless and until there is compliance with all of the following requirements:

               (i) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

              (ii) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased
     Shares.

               (iii) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or
     (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

               The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

     "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated February ____, 2000 between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

     C.   TRANSFER RESTRICTIONS

          1. Restriction on Transfer. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.

          2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the
Market Stand-Off, to the same extent such shares would be so subject if retained by Participant.

          3.   Market Stand-Off.

               (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days, and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two (2) years after the effective date of the Corporation's initial public offering.

               (b)  Owner shall be subject to the Market Stand-
Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

               (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

               (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D.   REPURCHASE RIGHT

          1. Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty
(60)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Purchase Price any or all of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the provisions of the Vesting Schedule set forth in Paragraph D.3 or the special vesting acceleration provisions of Paragraphs D.5 through D.8 (such shares to be hereinafter referred to as the "Unvested Shares").

          2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

               (i) Participant shall vest in twenty-five percent (25%) of the Purchased Shares, and the Repurchase Right shall concurrently lapse with respect to those Purchased Shares, upon Participant's completion of one (1) year of Service measured from January 18, 2000.

               (ii) Participant shall vest in the remaining seventy-five percent (75%) of the Purchased Shares, and the Repurchase Right shall concurrently lapse with respect to those Purchased Shares, in a series of thirty-six (36) successive equal monthly installments upon Participant's completion of each additional month of Service over the thirty-six (36)-month period measured from the date on which the first twenty-five percent (25%) of the Purchased Shares vests hereunder.

               All Purchased Shares as to which the Repurchase
Right lapses shall, however, remain subject to (i) the First
Refusal Right and (ii) the Market Stand-Off.

          4. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased
Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

          5. Corporate-Level Change in Control. Should a Corporate-Level Change in Control occur at a time when the Participant is a Fleming Board Member, then the Repurchase Right shall automatically terminate in its entirety, and all the Purchased
Shares shall vest in full, immediately prior to the consummation of that Corporate-Level Change in Control.

          6. Parent-Level Change in Control. Should a Parent-Level Change in Control occur at a time when the Participant is a Fleming Board Member, then the Repurchase Right shall automatically terminate in its entirety, and all the Purchased
Shares shall vest in full, immediately prior to the consummation of that Parent-Level Change in Control.

          7. Parent-Level Reduction in Ownership. Should a Parent-Level Reduction in Ownership occur at a time when the Participant is a Fleming Board Member, then the Repurchase Right shall automatically terminate in its entirety, and all the Purchased
Shares shall vest in full, immediately prior to the consummation of the transaction resulting in such Parent-Level Reduction in Ownership.

          8. Approved Termination Event. Should the Participant's Service as a Fleming Board Member cease by reason of an Approved Termination Event, then the Repurchase Right shall immediately terminate with respect to fifty percent (50%) of any Purchased Shares which are not otherwise at that time vested in accordance with the provisions of this Agreement, and that portion of the Purchased Shares shall accordingly vest at such time.

     E.   RIGHT OF FIRST REFUSAL

          1. Grant. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Participant has vested in accordance with the provisions of Article D. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

          2. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Participant has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the
"Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and
(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

          3. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition
Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise
Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

            Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

          4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal
Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

          5. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target
Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

               (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

              (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

               Owner's failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          6.   Recapitalization/Reorganization.

               (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

               (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

          7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least twenty million dollars ($20,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     F.   SPECIAL TAX ELECTION

          1. Section 83(b) Election. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term
"forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase
Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

            THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS
EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

          2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF
PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO
MAKE THIS FILING ON HIS OR HER BEHALF.

     G.   GENERAL PROVISIONS

          1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) Fleming while the Parent of the Corporation.

          2.   At Will Employment/No Impairment of Rights.

               (a) Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

               (b) Nothing in this Agreement or in the Plan shall interfere with or otherwise impair the rights of Fleming and the Fleming stockholders to terminate Participant's service as a Fleming Board Member at any time in accordance with the provisions of applicable law.

          3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

          4. No Waiver. The failure of the Corporation or Fleming in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5. Cancellation of Shares. If the Corporation or Fleming (as assignee) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation or Fleming (as assignee) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     H.   MISCELLANEOUS PROVISIONS

          1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without resort to that State's conflict-of-laws rules.

          2. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased
Shares pursuant to the provisions of this Agreement.

          3. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

          4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5. Successors and Assigns. The provisions of this Agree-ment shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                           EMAR.NET, INC.


                           By:
                                   John M. Thompson

                           Title:  Vice   President   -   Chief
                                   Financial    Officer     and
                                   Treasurer

                         Address:  P.O. Box 79910
                                   Dallas, Texas  75379

                           PARTICIPANT


                           By:


                         Address:

                            EXHIBIT I

              ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED ____________ hereby sell(s), assign(s) and transfer(s) unto eMAR.net, Inc. (the "Corporation"), ______________ (_____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. _______________ herewith and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  ___________


                                   Signature





Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

                           EXHIBIT II

                   SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal
Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:
     Address:
     Taxpayer Ident. No.:


(2) The property with respect to which the election is being made is 4,000 shares of the common stock of eMAR.net, Inc.

(3)  The property was issued on February ______,  2000.

(4) The taxable year in which the election is being made is the calendar year 2000.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right will lapse in a series of annual and monthly installments over a four (4)- year period ending on January 17, 2004.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $0.20 per share.

(7)  The amount paid for such property is $ 0.20 per share.

(8) A copy of this statement was furnished to eMAR.net, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on _______________, 2000.


Spouse (if any)                     Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                           EXHIBIT III

              2000 STOCK OPTION/STOCK ISSUANCE PLAN

                            APPENDIX

          The following definitions shall be in effect under the
Agreement:

          A.   Agreement shall mean this Stock Purchase Agreement.

          B. Approved Termination Event shall mean the Participant's voluntary resignation from the Fleming Board of Directors (i) on or after his or her attainment of age sixty-five (65) or (ii) in accordance with the governance policy in effect at the time for members of the Fleming Board of Directors.

          C.   Board shall mean the Corporation's Board of Directors.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E.   Common Stock shall mean the Corporation's common stock.

          F. Corporate-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of the Corporation:

                    (i)  a stockholder-approved merger or
          consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                    (iii)     the acquisition, directly or
          indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          G. Corporation shall mean eMAR.net, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of eMAR.net, Inc.
which shall by appropriate action adopt the Plan.

          H. Disposition Notice shall have the meaning assigned to such term in Paragraph E.2.

          I. Exercise Notice shall have the meaning assigned to such term in Paragraph E.3.

          J. Fair Market Value of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

          K. First Refusal Right shall have the meaning assigned to such term in Article E.

          L. Fleming shall mean Fleming Companies, Inc., an Oklahoma corporation, which is currently the Parent of the Corporation.

          M. Fleming Board Member shall mean any individual who is at the time of determination serving as a member of the Fleming Board of Directors.

          N. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.4.

          O.   1933 Act shall mean the Securities Act of 1933, as amended.

          P. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          Q. Owner shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

          R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          S. Parent-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of the Fleming which is effected while, and only while, Fleming is the Parent of the Corporation:

                    (i)  the acquisition by any individual,
          entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1933 Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of Fleming common stock (the "Outstanding Company
          Common Stock") or (ii) the combined voting power of the then outstanding Fleming voting securities entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which Fleming is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights
          Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Parent-Level Change in Control: (i) any acquisition directly from Fleming, (ii) any acquisition by Fleming, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or main-tained by Fleming or any corporation controlled by Fleming, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
          (x), (y), and (z) of subsection (iii) of this definition;
          or

                    (ii)  a change in the composition of the
          Fleming Board of Directors such that the individuals who, as of the date of this Agreement, constitute the Fleming Board of Directors (the "Incumbent Board") cease for any reason to comprise at least a majority of the Fleming Board of Directors; provided, however, that any individual who becomes a member of the Fleming Board of Directors subsequent to the date of this Agreement and whose election, appointment or nomination for election by Fleming's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Fleming Board of Directors; or

                    (iii)  the approval by the Fleming
          shareholders of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own Fleming through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Incumbent Board, providing for such Business Combination; or

                    (iv)  the approval by the shareholders of
          Fleming of (x) a complete liquidation or dissolution of Fleming or, (y) the sale or other disposition of all or substantially all of the assets of Fleming, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Fleming.

          T. Parent-Level Reduction in Ownership shall mean any transaction, including (without limitation) any sale or other disposition by Fleming of its ownership interest in any outstanding voting securities of the Corporation or any direct issuance of voting securities by the Corporation, which effects a reduction to Fleming's combined direct and indirect (through one or more majority-owned subsidiaries) ownership of the Corporation's voting securities to an amount which represents less than fifty percent (50%) of the total combined voting power of all outstanding classes of stock of the Corporation.

          U. Participant shall mean the person to whom shares are issued under the Plan.

          V. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant's will or the laws of inheritance following
Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares.

          W. Plan shall mean the Corporation's 2000 Stock Option/Stock Issuance Plan attached hereto as Exhibit III.

          X. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

          Y. Purchase Price shall have the meaning assigned to such term in Paragraph A.1.

          Z. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

          AA. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

          BB.  Reorganization shall mean any of the following transactions:

                    (i)  a merger or consolidation in which the
          Corporation is not the surviving entity,

                    (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                    (iii)  a reverse merger in which the
          Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                    (iv)  any transaction effected primarily to
          change the state in which the Corporation is incorporated or to create a holding company structure.

          CC. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

          DD.  SEC shall mean the Securities and Exchange Commission.

          EE. Service shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant. Service shall in all events include the Participant's service as a Fleming
Board Member.

          FF. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          GG. Target Shares shall have the meaning assigned to such term in Paragraph E.2.

          HH. Vesting Schedule shall mean the vesting schedule specified in Paragraph D.3 pursuant to which Participant is to vest in the Purchased Shares in a series of installments over the Participant's period of Service.

          II. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

                             EXHIBIT C

                           EMAR.NET, INC.

              2000 STOCK OPTION/STOCK ISSUANCE PLAN


                           ARTICLE ONE

                       GENERAL PROVISIONS


     I.   PURPOSE OF THE PLAN

          This 2000 Stock Option/Stock Issuance Plan is intended to promote the interests of eMAR.net, Inc., a Delaware corporation, by providing eligible persons in the Corporation's employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate equity programs:

               (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

              (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation
     (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:

               (i)  Employees,

              (ii)  Other Fleming Service Providers,

             (iii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and
              (iv) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute dis-cretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock
Issuance Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,724,000 shares. However, not more than 724,000 shares may be issued to Fleming Service Providers.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article
Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Any unvested shares issued under the Plan and repurchased by Fleming pursuant to repurchase rights assigned to it by the Corporation will not be available for reissuance.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combi-nation of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities issuable to Fleming Service Providers and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                ARTICLE TWO

                           OPTION GRANT PROGRAM


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   Exercise Price.

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                   (ii) If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of
Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section
12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                    (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                   (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions
     (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan
Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.   Effect of Termination of Service.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                   (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the Optionee's designated beneficiary or beneficiaries of that option shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                     (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                    (vi) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                   (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

          E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan
Administrator and set forth in the document evidencing such repurchase right. Any such repurchase rights which pertain to unvested shares held by a Fleming Service Provider shall be assignable to Fleming. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common
Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

          F. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan.
Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right. Any such first refusal rights which pertain to shares held by a Fleming Service Provider shall be assignable to Fleming.

          G. Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. A Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order.
The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory
Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this
Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. PARENT-LEVEL CHANGE IN CONTROL

          A. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to incorporate the following special vesting acceleration provision into one or more options under the Plan:

               To the extent such option is (i) outstanding at the time of a Parent-Level Change in Control and
     (ii) held at that time by a Fleming Service Provider, the shares of Common Stock at the time subject to such option but not otherwise vested shall automatically vest in full so that such option shall, immediately prior to the effective date of such Parent-Level Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

          B. The Plan Administrator shall have the discretion to structure one or more of the Corporation's outstanding repurchase rights under the Plan so that those repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, to the extent those shares are unvested at the time of a Parent-Level Change in Control and are held at that time by a Fleming Service Provider.

     IV.  PARENT-LEVEL REDUCTION IN OWNERSHIP

          A. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to incorporate the following special vesting acceleration provision into one or more options under the Plan:

               To the extent such option is (i) outstanding at the time of a Parent-Level Reduction in Ownership and (ii) held at that time by a Fleming Service Provider, the shares of Common Stock at the time subject to such option but not otherwise vested shall automatically vest in full so that such option shall, immediately prior to the effective date of such Parent-Level Reduction in Ownership, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

          B. The Plan Administrator shall have the discretion to structure one or more of the Corporation's outstanding repurchase rights under the Plan so that those repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, to the extent those shares are unvested at the time of a Parent-Level Reduction in Ownership and are held at that time by a Fleming Service Provider.

     V.   CORPORATE-LEVEL CHANGE IN CONTROL

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate-Level Change in Control shall automatically vest in full so that each such option shall, immediately prior to the effective date of such Corporate-Level Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option under the Plan shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate-Level Change in Control or otherwise continued in full force and effect and any repurchase rights of the Corporation with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or otherwise continued in full force and effect or (ii) such option is to be replaced with a cash incentive program which preserves the spread existing on the unvested option shares at the time of the Corporate-Level Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate-Level Change in Control, except to the extent those repurchase rights are assigned to any successor corporation (or parent thereof) in connection with such Corporate- Level Change in Control or are otherwise continued in full and effect.

          C. Immediately following the consummation of the Corporate-Level Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate-Level Change in Control transaction.

          D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options under the Plan so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate-Level Change in Control, whether or not those options are to be assumed in such transaction or otherwise continued in full force and effect.

          E. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option shall automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate-Level Change in Control in which the option is assumed or continued in effect and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan
Administrator may structure or more of the Corporation's repurchase rights so that those rights shall immediately terminate on an accelerated basis with respect to the unvested shares held by the Optionee at the time of such an Involuntary Termination, and the shares subject to those terminated rights shall accordingly vest at that time.

     VI.  ADDITIONAL CHANGE IN CONTROL PROVISIONS

          A. Each option which is assumed in connection with a Corporate-Level Change in Control or otherwise continued in full force and effect shall be appropriately adjusted, immediately after such transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate-Level Change in Control, had the option been exercised immediately prior to such transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate-Level Change in Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate-Level
Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate-Level Change in Control.

          B. The portion of any Incentive Option accelerated in connection with a Parent-Level or Corporate-Level Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          C. The grant of options under the Plan shall in no way affect the right of the Corporation or Fleming to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     VII.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                        ARTICLE THREE

                    STOCK ISSUANCE PROGRAM


     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.   Purchase Price.

               1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common
Stock issued to a 10% Stockholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

               2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i)  cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   Vesting Provisions.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common
Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          C. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right. Any such first refusal rights which pertain to shares held by a Fleming Service Provider shall be assignable to Fleming.

     II.  PARENT-LEVEL CHANGE IN CONTROL

          The Plan Administrator shall have the discretion to structure one or more of the Corporation's outstanding repurchase rights under the Stock Issuance Program so that those repurchase rights shall terminate automatically, and the shares of Common
Stock subject to those terminated rights shall immediately vest in full, to the extent those shares are unvested at the time of a Parent-Level Change in Control and are held at that time by a Fleming
Service Provider.

     III. PARENT-LEVEL REDUCTION IN OWNERSHIP

          The Plan Administrator shall have the discretion to structure one or more of the Corporation's outstanding repurchase rights under the Stock Issuance Program so that those repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, to the extent those shares are unvested at the time of a Parent-Level Reduction in Ownership and are held at that time by a Fleming Service Provider.

     IV.  CORPORATE-LEVEL CHANGE IN CONTROL

          A. Upon the occurrence of a Corporate-Level Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate-Level Change in Control or otherwise continued in full force and effect.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Corporate-Level Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in full force and effect.

          C. The Plan Administrator shall have the discretion to structure one or more of the Corporation's outstanding repurchase rights under the Stock Issuance Program so that those repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the occurrence of a Corporate-Level Change in Control.

     V.   SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                            ARTICLE FOUR

                            MISCELLANEOUS

     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. In no event, however, may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan
Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII.  NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     VIII.  FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                             APPENDIX


          The following definitions shall be in effect under the
Plan:

          A.   Board shall mean the Corporation's Board of Directors.

          B. Code shall mean the Internal Revenue Code of 1986, as amended.

          C. Committee shall mean a committee of one (1) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

          D.   Common Stock shall mean the Corporation's common stock.

          E. Corporate-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of the Corporation:

               (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

             (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          F. Corporation shall mean eMAR.net, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of eMAR.net, Inc.
which shall by appropriate action adopt the Plan.

          G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

          H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary of the Corporation), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair
     Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          K. Fleming shall mean Fleming Companies, Inc., an Oklahoma corporation, which is currently the Parent of the Corporation.

          L. Fleming Service Provider shall mean any individual who is in a direct service relationship with Fleming or any Fleming Subsidiary (and not with the Corporation or any other Parent or Subsidiary of the Corporation), whether as an employee, associate, board member or independent contractor, at a time when
Fleming is the Parent of the Corporation.

          M. Fleming Subsidiary shall mean any corporation (other than Fleming) in an unbroken chain of corporations beginning with Fleming, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In no event, however, shall a Fleming Subsidiary include the Corporation or any Parent or Subsidiary of the Corporation.

          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

              (ii)  such individual's voluntary resignation following
     (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

          P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation
(or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          S. Option Grant Program shall mean the option grant program in effect under the Plan.

          T. Optionee shall mean any person to whom an option is granted under the Plan.

          U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. Parent-Level Change in Control shall mean any of the following transactions involving a change in control or ownership of Fleming which is effected while, and only while, Fleming is the Parent of the Corporation:

               (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1933 Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of Fleming common stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding Fleming voting securities entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");
     provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which Fleming is a party (the "Rights
     Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights
     Agreement; and provided, further, however, that the following acquisitions shall not constitute a Parent-Level Change in
     Control: (i) any acquisition directly from Fleming, (ii) any acquisition by Fleming, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Fleming or any corporation controlled by Fleming, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y), and (z) of subsection (iii) of this definition; or

              (ii) a change in the composition of the Fleming Board of Directors such that the individuals who, as of the effective date of the Plan, constitute the Fleming Board of Directors (the "Incumbent Board") cease for any reason to comprise at least a majority of the Fleming Board of Directors; provided, however, that any individual who becomes a member of the Fleming Board of Directors subsequent to the effective date of the Plan and whose election, appointment or nomination for election by Fleming's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Fleming Board of Directors; or

             (iii) the approval by the Fleming shareholders of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own Fleming through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Incumbent Board, providing for such Business Combination; or

             (iv) the approval by the shareholders of Fleming of (x) a complete liquidation or dissolution of Fleming or, (y) the sale or other disposition of all or substantially all of the assets of Fleming, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Fleming or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Fleming.

          W. Parent-Level Reduction in Ownership shall mean any transaction, including (without limitation) any sale or other disposition by Fleming of its ownership interest in any outstanding voting securities of the Corporation or any direct issuance of voting securities by the Corporation, which effects a reduction to Fleming's combined direct and indirect (through one or more majority-owned subsidiaries) ownership of the Corporation's voting securities to an amount which represents less than fifty percent (50%) of the total combined voting power of all outstanding classes of stock of the Corporation.

          X. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          Y. Plan shall mean the Corporation's 2000 Stock Option/Stock Issuance Plan, as set forth in this document.

          Z. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

          AA. Service shall mean (i) the provision of services to the Corporation (or any Parent or Subsidiary of the Corporation) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant, or (ii) the provision of services to Fleming or any Fleming Subsidiary in the capacity of an employee or associate of that entity, a non-employee member of the board of directors or a consultant or independent advisor, but only to the extent such clause (ii) services are performed while Fleming remains the Parent of the Corporation.

          BB. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          CC. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          DD. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

          EE. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          FF. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation
(or any Parent or Subsidiary).